================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported) June 30, 2004


                Bear Stearns Commercial Mortgage Securities Inc.

             (Exact Name of Registrant as Specified in Its Charter)


Delaware                             333-86366                  13-3411414
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
of Incorporation)                   File Number)             Identification No.)


   383 Madison Avenue, New York, NY                                10179
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (212) 272-2000
                                                    --------------


          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

          On June 30, 2004, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR4 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement"), entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset Resources, Inc., as a Master Servicer and as Shell Plaza Special Servicer, Wells Fargo Bank, National Association, as a Master Servicer, Certificate Administrator and Tax Administrator, ARCap Servicing, Inc., as General Special Servicer, LaSalle Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and The Prudential Insurance Company of America, as Shell Plaza Non-Pooled Subordinate Noteholder. Certain classes of the Certificates (the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-86366) and sold to Bear, Stearns & Co. Inc., ("BSCI"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS") and Wells Fargo Brokerage Services, LLC ("WFBS", and together with BSCI and MLPFS, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriters.

Item 7. Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:

Exhibit No.       Description

4.1 Pooling and Servicing Agreement among Bear Stearns Commercial Mortgage Securities Inc. as Depositor, Prudential Asset Resources, Inc., as a Master Servicer and as Shell Plaza Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, Certificate Administrator and Tax Administrator, ARCap Servicing, Inc., as General Special Servicer, LaSalle Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and The Prudential Insurance Company of America, as Shell Plaza Non-Pooled Subordinate Noteholder.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: July 15, 2004


                                                BEAR STEARNS COMMERCIAL MORTGAGE
                                                SECURITIES INC.
                                                By: /s/ Christopher Hoeffel
                                                    -------------------------
                                                Name:  Christopher Hoeffel
                                                Title: Senior Managing Director

                                  EXHIBIT INDEX

          The following exhibits are filed herewith:


Exhibit No.
-----------

4.1 Pooling and Servicing Agreement among Bear Stearns Commercial Mortgage Securities Inc., as Depositor, Prudential Asset Resources, Inc., as a Master Servicer and as Shell Plaza Special Servicer, Wells Fargo Bank, National Association, as a Master Servicer, Certificate Administrator and Tax Administrator, ARCap Servicing, Inc., as General Special Servicer, LaSalle Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and The Prudential Insurance Company, as Shell Plaza Non-Pooled Subordinate Noteholder.